UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

Kodiak Gas Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1900 The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (936) 539-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 10, 2024, Kodiak Gas Services, Inc. (the “Company”) filed an automatic shelf registration statement on Form S-3 (File No. 333-280737) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering, among other securities, an unspecified amount of securities, including shares of its common stock, par value $0.01 per share (the “Common Stock”).

On September 27, 2024, the Company filed a prospectus supplement to the Registration Statement (the “Resale Prospectus Supplement”) covering the resale of up to 5,562,273 shares of Common Stock, which may be used by the selling stockholders identified therein to resell shares of Common Stock issuable upon the redemption of common units representing limited liability company interests in Kodiak Gas Services, LLC, a Delaware limited liability company and a subsidiary of the Company, together with the cancellation of an equal number of shares of Series A preferred stock, par value $0.01 per share, of the Company. Such common units and shares of preferred stock were received by the selling stockholders at the closing of the Company’s acquisition of CSI Compressco LP.

The Company is filing this report to provide the legal opinion as to the validity of the securities covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

5.1	Opinion Letter of Kirkland & Ellis LLP regarding the validity of the securities covered by the Resale Prospectus Supplement.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2024

Kodiak Gas Services, Inc.

By:	/s/ Kelly Battle
Name:	Kelly Battle
Title:	Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary